Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 of Deckers Outdoor Corporation (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

Douglas B. Otto

/s/ Douglas B. Otto
Chief Executive Officer

M. Scott Ash

/s/ M. Scott Ash
Chief Financial Officer

Dated: November 14, 2003

*A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.